Liquidity risk	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Liquidity risk

13	Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability, but can also increase the risk of losses. The Board of Directors has procedures with the object of minimizing such losses such as maintaining sufficient cash and other highly liquid current assets and by having the ability to receive advances from related parties and/or an adequate amount of committed credit facilities.

The following table details the remaining contractual maturity for the Company’s financial liabilities with agreed repayment periods. The contractual maturity is based on the earliest date on which the Company may be required to pay.

5+ years
€
At December 31, 2023
Advances from related parties	4,631,670

At December 31, 2024
Advances from related parties	–